Exhibit 99.2

July 24, 2012
Second Quarter 2012 Conference Call

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995, including, without limitation, any projections of financial items; projections of contracting services activity; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of properties or wells; projections of utilization; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. These statements involve certain assumptions we made based on our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are reasonable and appropriate under the circumstances. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; employee management issues; local, national and worldwide economic conditions; uncertainties inherent in the exploration for and development of oil and gas and in estimating reserves; complexities of global political and economic developments; geologic risks, volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the Company’s most recently filed
Annual Report on Form 10-K and in the Company’s other filings with the SEC. Free copies of the reports can be found at the SEC’s website, www.SEC.gov. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.
References to quantities of oil or gas include amounts we believe will ultimately be produced, and may include
“proved reserves” and quantities of oil or gas that are not yet classified as “proved reserves” under SEC definitions.
Statements of oil and gas reserves are estimates based on assumptions and may be imprecise. Investors are urged to consider closely the disclosure regarding reserves in our most recently filed Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

Presentation Outline
• Executive Summary
 Summary of Q2 2012 Results (pg. 4)
• Operational Highlights by Segment
 Contracting Services (pg. 9)
 Oil & Gas (pg. 15)
• Key Balance Sheet Metrics (pg. 18)
• 2012 Outlook (pg. 21)
• Non-GAAP Reconciliations (pg. 26)
• Questions & Answers

Executive
Summary

Executive Summary

($ in millions, except per share data)
(A)  See non-GAAP reconciliation on slide 27
Revenues
Gross Profit:
 Operating
 Oil & Gas Impairments / ARO Increases
 Exploration Expense
  Total
Net Income
Diluted Earnings Per Share
Adjusted EBITDAX (A)
 Contracting Services
 Oil & Gas
 Corporate / Elimination
Adjusted EBITDAX
6/30/2012
$ 347
101
29%
(7)
(1)
$ 93
$ 45
$   0.42
70
92
(10)
$ 152
6/30/2011
$ 338
131
39%
(23)
(8)
$  100
$  41
$  0.39
69
115
(8)
$ 176
3/31/2012
$ 408
162
40%
-
(1)
$ 162
$ 66
$ 0.62
93
129
(13)
$ 209
Quarter Ended
6/30/2012
$  755
264
35%
(7)
(2)
$  255
$  110
$  1.04
163
221
(24)
$  360
6/30/2011
$ 630
208
33%
(23)
(8)
$ 177
$ 67
$ 0.63
105
238
(18)
$ 325
Six Months Ended

Executive Summary
• Q2 2012 EPS of $0.42 per diluted share compared with $0.62 per diluted share in Q1 2012
 o Impairment charge of $14.6 million ($9.5 million, $0.09 per share after-tax) taken to reduce the book value of the Intrepid to its estimated fair value due to decision to cold stack the vessel
• Contracting Services and Production Facilities
 o Lower utilization (67%) in Well Intervention due to extended dry dock periods for the Q4000 and Seawell
 o Subsea Construction benefits from successful campaign by Express offshore Israel
• Oil and Gas
 o Second quarter average production rate of 18.5 Mboe/d (73% oil)
 o Production through July 22 averaged approximately 17.5 Mboe/d (~74% oil)
 o Oil and gas production totaled 1.7 MMboe in Q2 2012 versus 2.0 MMboe in Q1 2012
 ▪ Oil production at our SMI 130 property was offline approximately 20 days for mandated Bureau of Safety and Environmental Enforcement (BSEE) repairs in May
 ▪ Minor amount of shut-ins due to Tropical Storm Debby in June resulting in approximately 20,000 barrels in deferred production

Executive Summary
• Oil and Gas (continued)
 o Avg realized price for oil of $107.51 / Bbl ($109.18 / Bbl in Q1 2012), inclusive of hedges
 o Avg realized price for gas of $5.76 / Mcfe ($5.82 / Mcfe in Q1 2012), inclusive of hedges
 ▪ Gas price realizations benefited from sales of natural gas liquids
 ▪ NGL production of 0.13 MMboe in Q2 2012 and 0.17 MMboe in Q1 2012
• Balance sheet
 o Cash increased to $650 million at 6/30/2012 from $620 million at 3/31/2012
 o Liquidity* at $1.1 billion at 6/30/2012
 o Net debt decreased to $531 million at 6/30/2012 from $560 million at 3/31/2012
 o See updated debt maturity profile on slide 20
* Liquidity as we define it is equal to cash and cash equivalents ($650 million), plus available capacity under our revolving credit facility ($454 million).

Operational
Highlights

($ in millions, except percentages)
(A) See non-GAAP reconciliation on slides 27-28. Amounts are prior to intercompany eliminations.
(B) Before gross profit impact of $14.6 million asset impairment charge related to cold stack of the
 Intrepid.
Contracting Services
• Extended dry docks for Q4000 and
 Seawell
• Intrepid dockside most of May and
 entire month of June; preparing for cold
 stack
• 93% utilization of the Express in Q2
 while completing Noble Energy Noa
 project offshore Israel
• Expanded ROV fleet; signed global
 master service agreement with Technip
 to provide ROV services
Revenues (A)
Contracting Services
Production Facilities
Total Revenue

Gross Profit
Contracting Services (B)
 Profit Margin
Production Facilities
 Profit Margin
Total Gross Profit
Gross Profit Margin
6/30/2012
$  210
20
$  230
$  41
20%
$  10
50%
$  51
22%
6/30/2011
$ 171
21
$ 192
$ 38
22%
$ 12
59%
$ 50
26%
3/31/2012
$ 245
20
$ 265
$ 67
27%
$   10
51%
$ 77
29%
Quarter Ended
Ultra Heavy-Duty (UHD) ROVs entering
service for Robotics business

($ in millions)
Earnings (Loss) of Equity Investments
Independence Hub
Deepwater Gateway (Marco Polo)
SapuraCrest Helix JV (Australia) (1)
 Equity in Earnings (Loss)
6/30/2012
$ 1
1
4
$  6
6/30/2011
$ 4
1
1
$ 6
3/31/2012
$ 3
1
(4)
$ --
Quarter Ended
(1) Completed our exit from this joint venture in the second quarter of 2012.

Contracting Services - Well Ops
GOM
• Q4000 entered dry dock in early March, completed sea
 trials and returned to service second week in May
• Only 45% utilization in Q2
• Substantial backlog through 2013 and extending into
 2014
North Sea
• Well Enhancer and Seawell fully utilized during Q2 on
 a variety of well intervention projects - excluding
 Seawell dry dock (40 days in Q2)
• Both vessels fully booked for the rest of 2012, with the
 exception of planned August dry dock of the Well
 Enhancer
• Over 350 days of work for both vessels confirmed for
 2013
Asia Pacific
• ROC Oil and Woodside intervention campaigns
 completed
• PTTEP wellhead removal campaign completed
Q4000 moonpool during drydock in
Brownsville, Texas

Contracting Services - Robotics
• 92% chartered vessel utilization, 79%
 trencher utilization and 67% ROV
 utilization in Q2
• Chartered two spot vessels in addition
 to utilizing the Deep Cygnus and
 Island Pioneer on trenching projects in
 the North Sea
• Purchased three work-class ROV
 systems in Q2, which are deployed on
 long term contracts with Technip
• Took delivery of T1200 jet trencher
 and deployed on its first project in mid-
 June
• Adding three more work-class ROVs
 to the fleet and taking delivery of new
 Grand Canyon vessel in Q3
T1200 construction completed, with first trenching job
taking place on a North Sea wind farm.

Contracting Services - Subsea Construction
Contracting Services - Subsea Construction
• Near full utilization for Caesar and
 Express vessels in Q2
• Express had 93% utilization in Q2
 offshore Israel working for Noble
 Energy
• Intrepid was idle for most of Q2 and is
 currently being cold stacked
• Caesar had 100% utilization in Q2
 working in Mexico’s Bay of Campeche
 on accommodations project which has
 now been extended thru July 2013
• Express is currently working in the
 North Sea for Saipem and expected
 back in the Gulf of Mexico at the end
 of Q3
Express installing a jumper in Noble Energy’s Noa
field off the Israel coast.

100%
80%
60%
40%
20%
0%
73%
94%
31%
92%
93%
99%
67%
84%
89%
65%
68%
54%
2Q 2012
1Q 2012
2Q 2011
Subsea Construction Vessels
• Intrepid
ROV / Trencher Support Vessels
• Olympic Canyon (1)
Well Intervention Vessels
• Seawell
ROVs and Trenchers
• 45 ROVs

• Express
• Caesar
• Island Pioneer (1)
• Deep Cygnus (1)
• Olympic Triton (1)
• (3) spot vessels (1)
• Well Enhancer
• Q4000
• 2 ROVDrill Units
• 4 Trenchers
(1) Chartered vessels.
Contracting Services Utilization

Financial Highlights
($ in millions, except production and price data)
(A) Second quarter 2012 and 2011
 decommissioning overruns (ARO
 increases) related to our only
 non-domestic oil and gas
 property located in the North
 Sea. Second quarter 2011
 impairments primarily associated
 with five of our Gulf of Mexico oil
 and gas properties. The 2011
 Gulf of Mexico impairment
 charges primarily reflect a
 premature end of these fields’
 production lives either through
 actual depletion or as a result of
 capital allocation decisions
 affecting our third party operated
 fields.
(B) Primarily consisted of $6.6
 million of costs associated with
 an offshore Gulf of Mexico lease
 expiration in the second quarter
 of 2011.
(C) Including effect of settled hedges
 and mark-to-market derivative
 contracts. Natural gas per Mcf
 prices inclusive of sales of NGLs.
Oil & Gas
Revenue
Gross Profit - Operating
Oil & Gas Impairments / ARO Increases (A)
Exploration Expense (B)
 Total
Gain (Loss) on Oil & Gas Derivative Contracts
Production (MMboe):
Shelf
Deepwater
 Total
Oil (MMbls)
Gas (Bcfe)
 Total (MMboe)
Average Commodity Prices: (C)
Oil / Bbl
Gas / Mcfe
6/30/2012
$  150
66
(7)
(1)
$  58
$  10
0.5
1.2
1.7
1.2
2.7
1.7
$ 107.51
$  5.76
6/30/2011
$  172
82
(23)
(8)
$  51
$  --
0.8
1.3
2.1
1.4
4.1
2.1
$ 101.43
$ 6.17
3/31/2012
$ 178
90
--
(1)
$ 89
$ (2)
0.5
1.5
2.0
1.4
3.6
2.0
$ 109.18
$ 5.82
Quarter Ended

Oil & Gas
(A) Included accretion expense. Q2 2011 DD&A rate positively affected (approximately $9.2 million) due primarily to increased proved reserves at our
 Phoenix field as a result of better than expected production rates (net of adjustments in other fields).
(B) Excluded exploration expense and net hurricane-related costs (reimbursements).
Operating Costs
($ in millions, except per Boe data)
DD&A (A)
Operating and Other: (B)
Operating Expenses
Workover
Transportation
Repairs & Maintenance
Other
 Total Operating & Other
Total
Total
$  40
$  27
6
2
2
3
$  40
$  80
$ / Boe
$  23.54
$ 16.19
3.65
1.17
1.25
1.74
$  24.00
$   47.54
Total
$ 52
$ 29
2
1
3
3
$ 38
$ 90
Quarter Ended
 6/30/2012  6/30/2011  3/31/2012
$ / Boe
$ 24.82
$ 13.94
1.06
0.66
1.41
1.56
$ 18.63
$ 43.45
Total
$  48
$  29
2
2
2
3
$  38
$  86
$ / Boe
$ 23.67
$ 14.13
1.03
0.92
0.93
1.50
$ 18.51
$ 42.18

HELIX ENERGY SOLUTIONS GROUP

Oil (Bbls)	Collars	Swaps	Total Volume Hedged	Pricing Basis	Swap Pricing	Average Collar Price Floor	Average Collar Price Ceiling
2012	450,000	-	450,000	WTI	$ -	$ 96.67	$ 118.57
2012	594,500	579,500	1,174,000	Brent	$ 92.52	$ 99.67	$ 118.42
2013	1,600,000	1,067,000	2,667,000	Brent	$ 95.28	$ 98.44	$ 115.85
Natural Gas (Mcf)							
2012	940,000	4,665,000	5,605,000	Henry Hub	$ 4.29	$ 4.75	$ 5.09
2013	-	6,000,000	6,000,000	Henry Hub	$ 4.09		
Subtotals (Boe)							
2012	1,201,167	1,357,000	2,558,167				
2013	1,600,000	2,067,000	3,667,000				
Grand Totals	**2,801,167**	**3,424,000**	**6,225,167**

Summary of July 2012 - Dec 2013 Hedging Positions *
*As of July 20, 2012

Key Balance
Sheet Metrics

($ amounts in millions)

$2,027
$1,803
$1,361
$1,090
$1,358
$967
$1,155
$609
$1,181
$531
$2,000
$1,500
$1,000
$500
$0
Debt (A)
$1,100
$825
$550
$275
$0
Liquidity (B)
12/31/2008
12/31/2009
12/31/2010
12/31/2011
6/30/2012
Gross Debt
Net Debt
Liquidity

Debt and Liquidity Profile
Liquidity of approximately $1.1 billion at 6/30/2012
(A) Includes impact of unamortized debt discount under our convertible senior notes.
(B) Liquidity, as we define it, is equal to cash and cash equivalents ($650 million), plus available capacity under our revolving credit facility ($454 million).

Maturity Profile
($ amounts in millions)

$500
$400
$300
$200
$100
$0
$477
$275
$200
$158
$108
2012
2013
2014
2015
2016
2017
2018
2027

Debt Maturity Profile

• Total funded debt of $1.2 billion at end of Q2
 2012 consisting of:
 o $358 million Convertible Senior Notes -
 3.25%(A) ($321 million net of unamortized debt
 discount)
 o $377 million Term Loans -
 ▪ LIBOR + 3.25% on $278 million, and
 ▪ LIBOR + 2.75% on $99 million
 o $100 million Revolver borrowings -
 ▪ LIBOR + 2.75%
 ▪ $454 million of availability (including
 ~$46 million of LCs in place as of Q2
 2012)
 o $275 million Senior Unsecured Notes - 9.5%
 o $108 million MARAD Debt - 4.93%
 ▪ Convertible Notes
 ▪ Term Loans / Revolver
 ▪ Senior Unsecured Notes
 ▪ MARAD Debt
(A) $158 million stated maturity 2025. First put / call date in December 2012.
$200 million stated maturity 2032. First put / call date in March 2018.

2012 Outlook

2012 Outlook
Broad Metrics	2012 Outlook (revised)	2012 Outlook (original)	2011 Actual
Oil and Gas Production	7.0 MMboe	7.5 MMboe	8.7 MMboe
EBITDAX	> $600 million	~$600 million	$669 million
CAPEX	~$635 million	~$445 million	$229 million
Commodity Price Deck		2012 Outlook (revised)	2012 Outlook (original)	2011 Actual
Hedged	Oil	$103.00 / Bbl (A)	$105.00 / Bbl	$100.91 / Bbl
	Gas	$5.30 / Mcfe (A)	$4.50 / Mcfe	$6.04 / Mcfe
(A) 2H 2012 outlook for realized oil and natural gas prices (including hedges) is estimated to be $98.00 / Bbl and $5.00 /
 Mcfe, respectively. Our unhedged pricing assumptions for oil and natural gas (including NGLs) prices is estimated to be
 $98.00 / Bbl and $3.50 / Mcfe, respectively.

2012 Outlook
• Contracting Services
 o Strong backlog for the Q4000, Well Enhancer and Seawell through 2013
 ▪ Q4000 building backlog into 2014
 o Intrepid in process of being cold stacked, thus foregoing its scheduled regulatory dry dock in
 2012
 o Express working in the North Sea in Q3, returns to the Gulf of Mexico end of Q3 for contracted backlog
 o Caesar accommodations project offshore Mexico extended through July 2013
 o Anticipate strong growth in global oilfield and renewable energy robotics markets
 o Continue to add ROV systems to support commercial growth in our Robotics business in 2012
 o Well Enhancer scheduled for regulatory dry dock in Q3, approximately $4 million impact on gross profit

2012 Outlook
• Oil and Gas
 o Forecasted 2012 overall production of approximately 7.0 MMboe, including Danny II (Bushwood field) expected to commence in Q4 (oil / liquids)
 ▪ Previously drilled Nancy gas well (Bushwood field) now completed and expected to commence production in Q4
 ▪ Wang (Phoenix field) expected to commence drilling in Q4
 − Rig and drilling permit secured
 − If successful, production forecasted for Q1 2013
 o Approximately 90% of 2012 revenues from oil and NGLs
 o Anticipated 70% of production volume is oil and 70% of total production from deepwater
 o 74% hedged for the year (78% of estimated PDP production)
 o Assumes no significant storm disruptions

2012 Outlook - Capex
• Capital Expenditures
 o Contracting Services (~$435 million)
 ▪ Announced new build semi submersible intervention vessel (approximately $130 million of capex in 2012)
 − Approximately $63 million incurred thru Q2
 ▪ Agreed to acquire the Transocean drillship, Discoverer 534
 − Drillship to undergo conversion into a well intervention vessel in Singapore
 − Estimated $180 million for vessel, conversion and intervention riser system (all expected to be incurred in 2012)
 − Expect to initially deploy vessel to Gulf of Mexico in the first half of 2013
 ▪ Regulatory dry docks for five vessels: 1 on-hold, 3 completed, 1 more remaining (Well
 Enhancer)
 ▪ Continued incremental investment in Robotics business, with a focus on adding trenching spread capacity
 o Oil and Gas (~$200 million)
 ▪ Two major deepwater well projects planned this year
 − Danny II - drilled in Q2/Q3, Q3 completion and production expected in Q4
 − Wang - expect Q4 drill, Q4 completion and production in Q1 2013

Non-GAAP
Reconciliations

Non-GAAP Reconciliations
We calculate Adjusted EBITDAX as earnings before net interest expense, taxes, depreciation and amortization and exploration expense. These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance; they are widely used by investors in our industry to measure a company’s operating performance without regard to items which can vary substantially from company to company, and help investors meaningfully compare our results from period to period. Adjusted EBITDAX should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income and other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with
GAAP. Users of this financial information should consider the types of events and transactions which are excluded from this measure.

($ in millions)
Net income applicable to common shareholders
Non-cash impairments
Loss (gain) on asset sales
Preferred stock dividends
Income tax provision
Net interest expense and other
Ineffectiveness on oil and gas derivative
commodity contracts
Depreciation and amortization
Exploration expense
 Adjusted EBITDAX
6/30/2012
$  45
15
--
--
18
20
(10)
62
1
$  152
6/30/2011
$ 41
12
--
--
16
24
--
75
8
$ 176
3/31/2012
$ 66
--
1
--
27
39
2
72
1
$ 209
Quarter Ended
6/30/2012
$  110
15
2
--
46
59
(8)
134
2
$  360
6/30/2011
$ 67
12
(1)
--
26
46
--
167
8
$ 325
Six Months Ended

Non-GAAP Reconciliations
($ in millions)
Revenues
Contracting Services
Production Facilities
Intercompany elim. - Contracting Services
Intercompany elim. - Production Facilities
 Revenue as Reported
Gross Profit
Contracting Services
Production Facilities
Intercompany elim. - Contracting Services
Intercompany elim. - Production Facilities
 Gross Profit as Reported

 Gross Profit Margin
6/30/2012
$ 210
20
(21)
(12)
$  197
$  41
10
--
--
$  51
26%
6/30/2011
$ 171
21
(14)
(12)
$ 166
$ 38
12
--
--
$ 50
30%
3/31/2012
$ 245
20
(23)
(12)
$ 230
$ 67
10
(3)
--
$ 74
32%
Quarter Ended

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